UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 16, 2014
Date of Report (Date of earliest event reported)

__________________________________________

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	62-1612879
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On December 11, 2014, Schweitzer-Mauduit International, Inc. adopted Amended and Restated Bylaws of Schweitzer-Mauduit International, Inc. (the “Bylaws”), which amendment took effect upon adoption by the Board. The Bylaws as so amended are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws of Schweitzer-Mauduit International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:/s/ Jeffrey A. Cook
Jeffrey A. Cook
Executive Vice President,
Chief Financial Officer & Treasurer

Dated: December 16, 2014

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated December 16, 2014

INDEX TO EXHIBITS

Exhibit No.                    Description
_________    _____________________________________________________________________

3.1	Amended and Restated Bylaws of Schweitzer-Mauduit International, Inc.

Dated: December 16, 2014